Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LSB Industries, Inc. ("LSB") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Jack E. Golsen, President and Chief Executive Officer of LSB, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:
    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LSB.

                                                                            /s/ Jack E. Golsen
                                                                            Jack E. Golsen
                                                                            President and
                                                                            Chief Executive Officer

April 7, 2004

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C. 1350 subject to the knowledge standard contained therein, and not for any other purpose.